Exhibit 99.1


SUBJECT TO REVISION
-------------------
COMPUTATIONAL MATERIALS DATED FEBRUARY 12, 2003
-----------------------------------------------


------------------------------------------------------------------------------



                         $[289,950,522] (Approximate)

                               [GRAPHIC OMITTED]

                      VANDERBILT MORTGAGE & FINANCE, INC.

               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATED
                   PASS-THROUGH CERTIFICATES, SERIES 2003-A

                      VANDERBILT MORTGAGE & FINANCE, INC.
                               Seller & Servicer





                               February 12, 2003



------------------------------------------------------------------------------

                                     BEAR
                                    STERNS

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinate Pass-Through Certificates, Series 2003-A
===============================================================================


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



BEAR STEARNS                                                                 2
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


Offered Certificates




                  Class AV     Class  A-1   Class A-2   Class A-3    Class A-4    Class A-5    Class M-1    Class B-1   Class B-2
----------------------------------------------------------------------------------------------------------------------------------
Amount:          $70,000,000  $50,893,00  $49,723,000  $26,043,000  $32,402,000  $15,947,000  $13,048,000 $13,048,000  $18,846,522
Type:             Adjustable    Fixed       Fixed        Fixed        Fixed        Fixed        Fixed       Fixed        Fixed
Coupon:           L + [TBD]%    [TBD]%      [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%       [TBD]%
Approx. Price:      [TBD]%      [TBD]%      [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%       [TBD]%
Yield (%):          [TBD]%      [TBD]%      [TBD]%       [TBD]%       [TBD]%       [TBD]%       [TBD]%      [TBD]%       [TBD]%
Spread (bps):       [TBD]       [TBD]       [TBD]        [TBD]        [TBD]        [TBD]        [TBD]       [TBD]        [TBD]
Avg Life
(To Call):           3.83        1.00        3.00         5.00         8.63         11.70        8.61        6.19         10.29
Avg Life
(To Mat):            3.84        1.00        3.00         5.00         8.64         14.41        9.17        6.19         13.01
1st Prin Pymt
(To Call):          03/03        03/03       02/05        05/07        05/09        11/14        03/08       03/08        09/10
Last Prin Pymt
(To Call):          11/14        02/05       05/07        05/09        11/14        11/14        11/14       09/10        11/14
Last Prin Pymt
(To Mat):           06/15        02/05       05/07        05/09        06/15        08/20        08/20       09/10        04/32
Stated Mat:         05/26        03/10       09/15        06/19        05/26        02/31        02/31       08/18        04/32
Expected
Settlement:       2/26/2003    2/26/2003   2/26/2003    2/26/2003    2/26/2003    2/26/2003    2/26/2003   2/26/2003    2/26/2003
Payment Delay:     0 days       6 days      6 days       6 days       6 days       6 days       6 days      6 days       6 days
Interest
Payment Basis:    Act./360      30/360      30/360       30/360       30/360       30/360       30/360      30/360       30/360
Dated Date:       2/1/2003     2/1/2003    2/1/2003     2/1/2003     2/1/2003     2/1/2003     2/1/2003    2/1/2003     2/1/2003
Ratings
(Moody's/S&P):     Aaa/AAA      Aaa/AAA     Aaa/AAA      Aaa/AAA      Aaa/AAA       Aa2/AA        A2/A     Baa2/BBB     Baa2/BBB
Pricing Date:        TBD          TBD         TBD          TBD          TBD          TBD          TBD         TBD          TBD
Prepayment
Speed:            225% MHP     225% MHP    225% MHP     225% MHP     225% MHP     225% MHP     225% MHP    225% MHP     225% MHP




BEAR STEARNS                                                                 3
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Summary of Terms

Title of Securities:            Vanderbilt Mortgage and Finance, Inc. Manufactured Housing
                                Contract, Senior/Subordinate Pass-Through Certificates, Series
                                2003-A

                                Class AV adjustable-rate certificates and Class A-1, Class A-2,
                                Class A-3, Class A-4, Class A-5, Class M-1, Class B-1, and Class
                                B-2 fixed rate certificates

Seller:                         Vanderbilt Mortgage and Finance, Inc.

Servicer:                       Vanderbilt Mortgage and Finance, Inc.

Underwriters:                   Bear Stearns & Co., Inc. (Lead Manager)
                                Credit Suisse First Boston Corporation (Co-Manager)

Trustee:                        JP Morgan Chase Bank

Collateral:                     Fixed rate manufactured housing contracts and loans

Credit Enhancement:             | |    Excess interest
                                | |    Subordination
                                | |    Limited Guaranty of Clayton Homes, Inc. (Class B-2 only)

Excess Interest:                Excess interest cashflows will be available as credit enhancement.

LIBOR Cap:                      The Trust will purchase a LIBOR cap with a strike price of [5.50]%.
                                The LIBOR cap will have a scheduled notional balance equal, at closing, to the initial balance of the Class AV certificates. The scheduled notional balance will amortize assuming the pricing speed of 225% MHP and zero losses and the notional balance will be $0 on and after the date on which the clean-up call is available to the
                                Seller.

Subordination:                ===============================================================
                                                            Ratings (M/S&P)    Subordination
                              ---------------------------------------------------------------

                                Class AV, A-1 to A-4            Aaa/AAA            21.00%
                                Class A-5                       Aa2/AA             15.50%
                                Class M-1                        A2/A              11.00%
                                Class B-1                       Baa2/BBB            6.50%
                                Class B-2                       Baa2/BBB
                              ===============================================================

Class Size:                   ===============================================================
                                                             Ratings (M/S&P)    Subordination
                              ---------------------------------------------------------------

                                 Class AV, A-1 to A-4            Aaa/AAA            79.00%
                                 Class A-5                       Aa2/AA              5.50%
                                 Class M-1                        A2/A               4.50%
                                 Class B-1                       Baa2/BBB            4.50%
                                 Class B-2                       Baa2/BBB            6.50%
                              ===============================================================



BEAR STEARNS                                                                 4
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and
Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.




                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

 Total Size:                    $[289,950,522.20] (approximate)

 Collateral Description:        Collateral with an aggregate principal balance of $[289,950,522.20]
                                will be transferred to the trust on the Closing Date.

 Maximum Rate                   Remittance rates on the AV, A-1, A-2, A-3, A-4, A-5, M-1, B-1 and
                                B-2 certificates are subject to a maximum rate equal to (a) the weighted average contract rate of the contracts less (b) (i) if
                                Vanderbilt is no longer the servicer, the servicing fee of 1.25%
                                and (ii) if Vanderbilt is the servicer, the senior servicing fee of
                                1.00%. In addition, the Class AV certificates will be subject to a maximum rate equal to 15.00%.

 Servicing Fee:                 For as long as Vanderbilt is the servicer, a portion of the servicing fee (1.00% per annum) will be paid on a senior basis and the remainder (0.25% per annum) will be subordinate to the Offered
                                Certificates. If any other entity is the servicer, the entire servicing fee (1.25% per annum) will be paid on a senior basis.

 Cleanup Call:                  The Seller may call the Certificates at par plus accrued interest after the remaining pool balance is less than 10% of the
                                Cut-off-Date pool principal balance.

 Remittance Date:               The 7th day of each month or, if such day is not a business day, the next succeeding business day, beginning in March 2003.

 Interest Accrual:              All fixed-rate classes' interest will accrue from the 1st day of the preceding month until the 30th day of the preceding month.
                                Interest on the fixed-rate classes is calculated using a 30/360 day count.  The Class AV certificates will accrue interest beginning on the Remittance Date in the prior month to the day preceding the related Remittance Date on the basis of the actual number of days elapsed and a 360-day year.

 ERISA Considerations:          All classes of certificates are expected to be ERISA eligible.
                                However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

 Prospectus:                    The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").
                                Complete information with respect to the Certificates and the
                                Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the
                                Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.



BEAR STEARNS                                                                 5
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Cashflow Priority

CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET:

1. As long as Vanderbilt is the Servicer, the amount equal to 1/12th of the product of 1.00% and the pool scheduled principal balance to the Servicer;

2. Current interest and any previously unreimbursed interest to Classes AV, A-1, A-2, A-3 and A-4;

3. The Class A percentage of the Formula Principal Distribution Amount pro rata based upon principal balances outstanding to (a) the Class AV certificates and (b) the group of certificates comprised of Classes A-1, A-2, A-3 and A-4 (and, within such group, the principal will be paid sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero);

4. Current interest and any previously unreimbursed interest to Class A-5 Certificates;

5. Remaining Class A percentage of the Formula Principal Distribution Amount to Class A-5 until such class is reduced to zero;

6. Current interest and any previously unreimbursed interest to Class M -1 Certificates;

7. Mezzanine percentage of the Formula Principal Distribution Amount to Class M-1 until such class is reduced to zero;

8. Current interest and any previously unreimbursed interest to Class B-1 Certificates;

9. Class B percentage of the Formula Principal Distribution Amount to Class B-1 until such class is reduced to zero;

10. Current interest and any previously unreimbursed interest to Class B-2 Certificates;

11. Remaining Formula Principal Distribution Amount to Class B-2 until such class is reduced to zero;

12. The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

13. As long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 0.25% and the pool scheduled principal balance to the Servicer;

14.  Any remainder to the Class R Certificates.




                      ------------------------------------------------------------------------------
                     |                            Class AV                          |              |
                     |                            (Aaa/AAA)                         |              |
------------------>  |--------------------------------------------------------------|   Class A-5  |
                     |  Class A-1   |   Class A-2    |   Class A-3   |   Class A-4  |   (Aa2/AA)   |
   Certificates      |  (Aaa/AAA)   |   (Aaa/AAA)    |   (Aaa/AAA)   |   (Aaa/AAA)  |              |
    Cashflows        |              |                |               |              |              |
                     |-----------------------------------------------------------------------------|
------------------>  |                               |                                             |
                     |                               |                   Class M-1                 |
                     |                               |                     (A2/A)                  |
                     |       5-Year LOCKOUT          |                                             |
                     |                               |---------------------------------------------|
                     |                               |     Class B-3   |   Class B-2               |
                     |                               |     (Baa/BBB)   |   (Baa/BBB)               |
                      ------------------------------------------------------------------------------



BEAR STEARNS                                                                 6
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


Cashflow Priority

CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE NOT MET:

1. As long as Vanderbilt is the Servicer, the amount equal to 1/12th of the product of 1.00% and the pool scheduled principal balance to the Servicer;

2. Current interest and any previously unreimbursed interest to Classes AV, A-1, A-2, A-3 and A-4;

3. 100% of the Formula Principal Distribution Amount pro rata based upon principal balances outstanding to (a) the Class AV certificates and (b) the group of certificates comprised of Classes A-1, A-2, A-3 and A-4 (and, within such group, the principal will be paid sequentially to Classes A-1, A-2, A-3, and A-4 until such class is reduced to zero);

4. Current interest and any previously unreimbursed interest to Class A-5 Certificates;

5. 100% of remaining formula principal payments to Class A-5 until such Class is reduced to zero;

6. Current interest and any previously unreimbursed interest to Class M-1 Certificates;

7. 100% of remaining formula principal payments to Class M-1 until such Class is reduced to zero;

8. Current interest and any previously unreimbursed interest to Class B-1 Certificates;

9. 100% of remaining formula principal payments to Class B-1 until such Class is reduced to zero;

10. Current interest and any previously unreimbursed interest to Class B-2 Certificates;

11. 100% of remaining formula principal payments to Class B-2 until such Class is reduced to zero;

12. The amount of any principal reimbursement to Clayton Homes for Enhancement Payments with respect to the Class B-2 Certificates which remains unpaid after giving effect to the distribution described above;

13. So long as Vanderbilt is the Servicer, any remainder up to the amount equal to 1/12th of the product of 0.25% and the pool scheduled principal balance to the Servicer;

14.  Any remainder to the Class R Certificates.


 -----------------------------------------------------------------------------------------------------------------------------
|                            Class AV                          |              |              |               |               |
|                            (Aaa/AAA)                         |              |              |               |               |
|--------------------------------------------------------------|   Class A-5  |   Class M-1  |    Class B-1  |    Class B-2  |
|  Class A-1   |   Class A-2    |   Class A-3   |   Class A-4  |   (Aa2/AA)   |    (A2/A)    |    (Baa/BBB)  |    (Baa/BBB)  |
|  (Aaa/AAA)   |   (Aaa/AAA)    |   (Aaa/AAA)   |   (Aaa/AAA)  |              |              |               |               |
|              |                |               |              |              |              |               |               |
 ----------------------------------------------------------------------------------------------------------------------------


BEAR STEARNS                                                                 7
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


THE CLASS M-1 AND CLASS B PRINCIPAL DISTRIBUTION TESTS ARE MET IF:

1.   Remittance Date is on or after March 2008

2. Class M-1 Percentage plus Class B Percentage is at least approximately [27.125]% (which is 1.75 times the sum of the original Class M-1 Percentage and the original Class B Percentage).

3. Cumulative Realized Losses do not exceed [7]% for year 2008, [8]% for year 2009, and [9]% for year 2010 and beyond of the Original Principal Balance of the Contracts

4.   Current Realized Loss Ratio does not exceed [2.75]%

5.   Average 60 Day Delinquency Ratio does not exceed [5]%

6. Class B-2 Principal Balance must not be less than $[5,799,010.44] (which represents approximately 2% of the Total Original Principal Balance).



BEAR STEARNS                                                                 8
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class AV Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $70,000,000      Delay            0
Coupon           2.090            Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              2.158            2.161           2.164            2.167           2.170
99.890625              2.154            2.157           2.159            2.162           2.165
99.906250              2.151            2.153           2.155            2.157           2.159
99.921875              2.147            2.149           2.150            2.152           2.154
99.937500              2.143            2.145           2.146            2.147           2.149
99.953125              2.140            2.141           2.142            2.143           2.144
99.968750              2.136            2.137           2.137            2.138           2.139
99.984375              2.132            2.133           2.133            2.133           2.133
100.000000             2.129            2.129           2.128            2.128           2.128
100.015625             2.125            2.125           2.124            2.124           2.123
100.031250             2.121            2.121           2.120            2.119           2.118
100.046875             2.118            2.117           2.115            2.114           2.113
100.062500             2.114            2.113           2.111            2.109           2.107
100.078125             2.110            2.109           2.107            2.104           2.102
100.093750             2.107            2.105           2.102            2.100           2.097
100.109375             2.103            2.101           2.098            2.095           2.092
100.125000             2.100            2.097           2.093            2.090           2.087
-----------------------------------------------------------------------------------------------------
WAL (to Call)          4.67             4.22             3.83            3.49             3.20
Principal Window   Mar03 - Jul16    Mar03 - Sep15   Mar03 - Nov14    Mar03 - Feb14   Mar03 - June13
-----------------------------------------------------------------------------------------------------


BEAR STEARNS                                                                 9
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class A-1 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $50,893,000      Delay            6
Coupon           2.26             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              2.346            2.353           2.360            2.368           2.375
99.890625              2.332            2.338           2.344            2.350           2.356
99.906250              2.319            2.323           2.328            2.333           2.338
99.921875              2.305            2.309           2.312            2.316           2.319
99.937500              2.292            2.294           2.296            2.298           2.300
99.953125              2.279            2.279           2.280            2.281           2.282
99.968750              2.265            2.265           2.264            2.264           2.263
99.984375              2.252            2.250           2.248            2.246           2.244
100.000000             2.238            2.235           2.232            2.229           2.226
100.015625             2.225            2.220           2.216            2.212           2.207
100.031250             2.212            2.206           2.200            2.194           2.188
100.046875             2.198            2.191           2.184            2.177           2.170
100.062500             2.185            2.176           2.168            2.160           2.151
100.078125             2.171            2.162           2.152            2.142           2.133
100.093750             2.158            2.147           2.136            2.125           2.114
100.109375             2.145            2.132           2.120            2.108           2.095
100.125000             2.131            2.118           2.104            2.090           2.077
-----------------------------------------------------------------------------------------------------
WAL (to Call)          1.20             1.09             1.00            0.92             0.86
Principal Window   Mar03 - Jul05    Mar03 - Apr05   Mar03 - Feb05    Mar03 - Dec04   Mar03 - Nov04
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 10
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class A-2 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $49,723,000      Delay            6
Coupon           3.80             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              3.849            3.851           3.852            3.854           3.856
99.890625              3.844            3.845           3.847            3.848           3.849
99.906250              3.839            3.840           3.841            3.842           3.843
99.921875              3.835            3.835           3.835            3.836           3.836
99.937500              3.830            3.830           3.830            3.830           3.830
99.953125              3.825            3.825           3.824            3.824           3.823
99.968750              3.820            3.820           3.819            3.818           3.817
99.984375              3.816            3.814           3.813            3.812           3.810
100.000000             3.811            3.809           3.807            3.806           3.804
100.015625             3.806            3.804           3.802            3.800           3.797
100.031250             3.802            3.799           3.796            3.793           3.791
100.046875             3.797            3.794           3.791            3.787           3.784
100.062500             3.792            3.789           3.785            3.781           3.778
100.078125             3.787            3.783           3.779            3.775           3.771
100.093750             3.783            3.778           3.774            3.769           3.765
100.109375             3.778            3.773           3.768            3.763           3.758
100.125000             3.773            3.768           3.763            3.757           3.752
-----------------------------------------------------------------------------------------------------
WAL (to Call)          3.60             3.28             3.00            2.77             2.57
Principal Window   Jul05 - Mar08    Apr05 - Sep07   Feb05 - May07    Dec04 - Jan07   Nov04 - Sep06
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 11
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class A-3 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $26,043,000      Delay            6
Coupon           4.89             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              4.948            4.949           4.950            4.951           4.952
99.890625              4.945            4.946           4.946            4.947           4.948
99.906250              4.942            4.943           4.943            4.943           4.943
99.921875              4.939            4.939           4.939            4.939           4.939
99.937500              4.936            4.936           4.936            4.935           4.935
99.953125              4.934            4.933           4.932            4.931           4.931
99.968750              4.931            4.930           4.928            4.927           4.926
99.984375              4.928            4.926           4.925            4.924           4.922
100.000000             4.925            4.923           4.921            4.920           4.918
100.015625             4.922            4.920           4.918            4.916           4.914
100.031250             4.919            4.916           4.914            4.912           4.910
100.046875             4.916            4.913           4.910            4.908           4.905
100.062500             4.913            4.910           4.907            4.904           4.901
100.078125             4.910            4.907           4.903            4.900           4.897
100.093750             4.907            4.903           4.900            4.896           4.893
100.109375             4.904            4.900           4.896            4.892           4.889
100.125000             4.901            4.897           4.892            4.888           4.884
-----------------------------------------------------------------------------------------------------
WAL (to Call)          6.29             5.58             5.00            4.54             4.20
Principal Window   Mar08 - Nov10    Sep07 - Feb10   May07 - May09    Jan07 - Aug08   Sep06 - Jan08
-----------------------------------------------------------------------------------------------------




BEAR STEARNS                                                                 12
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class A-4 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $32,402,000      Delay            6
Coupon           6.32             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Pricing Speed         175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              6.406            6.407           6.407            6.407           6.407
99.890625              6.404            6.404           6.404            6.404           6.404
99.906250              6.402            6.402           6.402            6.402           6.402
99.921875              6.400            6.400           6.400            6.399           6.399
99.937500              6.398            6.398           6.397            6.397           6.396
99.953125              6.396            6.395           6.395            6.394           6.393
99.968750              6.394            6.393           6.392            6.391           6.390
99.984375              6.392            6.391           6.390            6.389           6.387
100.000000             6.390            6.388           6.387            6.386           6.385
100.015625             6.387            6.386           6.385            6.383           6.382
100.031250             6.385            6.384           6.382            6.381           6.379
100.046875             6.383            6.382           6.380            6.378           6.376
100.062500             6.381            6.379           6.378            6.376           6.373
100.078125             6.379            6.377           6.375            6.373           6.370
100.093750             6.377            6.375           6.373            6.370           6.367
100.109375             6.375            6.373           6.370            6.368           6.365
100.125000             6.373            6.370           6.368            6.365           6.362
-----------------------------------------------------------------------------------------------------
WAL (to Call)          10.47            9.51             8.63            7.81             7.04
Principal Window   Nov10 - Jul16    Feb10 - Sep15   May09 - Nov14    Aug08 - Feb14   Jan08 - Jun13
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 13
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class A-5 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $15,947,000      Delay            6
Coupon           7.40             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              7.515            7.515           7.515            7.515           7.515
99.890625              7.513            7.513           7.513            7.513           7.513
99.906250              7.511            7.511           7.511            7.511           7.511
99.921875              7.509            7.509           7.509            7.509           7.508
99.937500              7.508            7.507           7.507            7.507           7.506
99.953125              7.506            7.505           7.505            7.504           7.504
99.968750              7.504            7.503           7.503            7.502           7.502
99.984375              7.502            7.501           7.501            7.500           7.500
100.000000             7.500            7.499           7.499            7.498           7.497
100.015625             7.498            7.497           7.497            7.496           7.495
100.031250             7.496            7.495           7.495            7.494           7.493
100.046875             7.494            7.493           7.493            7.492           7.491
100.062500             7.492            7.491           7.490            7.489           7.488
100.078125             7.490            7.490           7.488            7.487           7.486
100.093750             7.489            7.488           7.486            7.485           7.484
100.109375             7.487            7.486           7.484            7.483           7.482
100.125000             7.485            7.484           7.482            7.481           7.479
-----------------------------------------------------------------------------------------------------
WAL (to Call)          13.36            12.53           11.70            10.95           10.28
Principal Window   Jul16 - Jul16    Sep15 - Sep15   Nov14 - Nov14    Feb14 - Feb14   Jun13 - Jun13
-----------------------------------------------------------------------------------------------------


BEAR STEARNS                                                                 14
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


Sensitivity Analysis

Class M-1 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $13,048,000      Delay            6
Coupon           7.58             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              7.700            7.700           7.700            7.700           7.700
99.890625              7.698            7.698           7.698            7.698           7.698
99.906250              7.695            7.695           7.695            7.695           7.695
99.921875              7.693            7.693           7.693            7.692           7.692
99.937500              7.691            7.690           7.690            7.690           7.689
99.953125              7.688            7.688           7.687            7.687           7.687
99.968750              7.686            7.685           7.685            7.684           7.684
99.984375              7.683            7.683           7.682            7.682           7.681
100.000000             7.681            7.680           7.680            7.679           7.679
100.015625             7.678            7.678           7.677            7.676           7.676
100.031250             7.676            7.675           7.674            7.674           7.673
100.046875             7.673            7.673           7.672            7.671           7.670
100.062500             7.671            7.670           7.669            7.668           7.668
100.078125             7.668            7.668           7.667            7.666           7.665
100.093750             7.666            7.665           7.664            7.663           7.662
100.109375             7.663            7.662           7.661            7.660           7.659
100.125000             7.661            7.660           7.659            7.658           7.657
-----------------------------------------------------------------------------------------------------
WAL (to Call)          9.36             8.98             8.61            8.28             7.98
Principal Window   Mar08 - Jul16    Mar08 - Sep15   Mar08 - Nov14    Mar08 - Feb14   Mar08 - Jun13
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 15
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class B-1 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $13,048,000      Delay            6
Coupon           8.10             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP

-----------------------------------------------------------------------------------------------------
99.875000              8.236            8.236           8.236            8.236           8.236
99.890625              8.232            8.232           8.232            8.232           8.232
99.906250              8.229            8.229           8.229            8.229           8.229
99.921875              8.226            8.226           8.226            8.226           8.225
99.937500              8.223            8.223           8.222            8.222           8.222
99.953125              8.219            8.219           8.219            8.219           8.219
99.968750              8.216            8.216           8.216            8.215           8.215
99.984375              8.213            8.213           8.212            8.212           8.212
100.000000             8.210            8.209           8.209            8.209           8.208
100.015625             8.207            8.206           8.206            8.205           8.205
100.031250             8.203            8.203           8.202            8.202           8.202
100.046875             8.200            8.199           8.199            8.199           8.198
100.062500             8.197            8.196           8.196            8.195           8.195
100.078125             8.194            8.193           8.192            8.192           8.191
100.093750             8.190            8.190           8.189            8.188           8.188
100.109375             8.187            8.186           8.186            8.185           8.185
100.125000             8.184            8.183           8.182            8.182           8.181
-----------------------------------------------------------------------------------------------------
WAL (to Call)          6.42             6.29             6.19            6.09             6.01
Principal Window   Mar08 - Mar11    Mar08 - Dec10   Mar08 - Sep10    Mar08 - Jul10   Mar08 - May10
-----------------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 16
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================

Sensitivity Analysis

Class B-2 Price/Yield Table
-----------------------------------------------------------------------------------------------------
Balance          $18,846,522      Delay            6
Coupon           8.50             Dated            2/1/2003
Settle           2/26/2003        First Payment    3/7/2003
-----------------------------------------------------------------------------------------------------

Price                 175 MHP          200 MHP         225 MHP          250 MHP         275 MHP
-----------------------------------------------------------------------------------------------------
99.875000              8.649            8.649           8.649            8.649           8.649
99.890625              8.647            8.647           8.647            8.647           8.647
99.906250              8.645            8.645           8.645            8.644           8.644
99.921875              8.643            8.642           8.642            8.642           8.642
99.937500              8.641            8.640           8.640            8.639           8.639
99.953125              8.638            8.638           8.637            8.637           8.637
99.968750              8.636            8.636           8.635            8.635           8.634
99.984375              8.634            8.633           8.633            8.632           8.632
100.000000             8.632            8.631           8.630            8.630           8.629
100.015625             8.629            8.629           8.628            8.627           8.626
100.031250             8.627            8.626           8.626            8.625           8.624
100.046875             8.625            8.624           8.623            8.622           8.621
100.062500             8.623            8.622           8.621            8.620           8.619
100.078125             8.620            8.619           8.618            8.617           8.616
100.093750             8.618            8.617           8.616            8.615           8.614
100.109375             8.616            8.615           8.614            8.613           8.611
100.125000             8.614            8.613           8.611            8.610           8.609
-----------------------------------------------------------------------------------------------------
WAL (to Call)          11.40            10.83           10.29            9.79             9.34
Principal Window   Mar11 - Jul16    Dec10 - Sep15   Sep10 - Nov14    Jul10 - Feb14   May10 - Jun13
-----------------------------------------------------------------------------------------------------


BEAR STEARNS                                                                 17
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


DESCRIPTION OF COLLATERAL

TOTAL COLLATERAL POOL

-------------------------------------------------------------------------------
  Total Collateral:                                               $289,950,522.20
  Cut off Date of Tape:                                           1/24/03
  Number of loans:                                                7,084

  Aggregate Unpaid Principal Balance:                             $289,950,522.20
  Aggregate Original Principal Balance:                           $291,625,419.42

  Weighted Average Gross Coupon:                                  10.097%
  Gross Coupon Range:                                             5.490% - 18.250%

  Average Unpaid Principal Balance:                               $40,930.34
  Average Original Principal Balance:                             $41,166.77

  Weighted Average Stated Rem. Term (PTD to Mat Date):            227
  Stated Rem Term Range:                                          7 - 361
  Weighted Average Age:                                           2
  Age Range:                                                      0 - 177
  Weighted Average Original Term                                  229
  Original Term Range:                                            12 - 415

  Weighted Average Original LTV:                                  81.94%
  Original LTV Range:                                             8.63% - 100.00%

  New Loans:                                                      $202,616,050.38 (69.88%)
  Used Loans:                                                     $43,781,682.20 (15.10%)
  Repo Loans:                                                     $43,552,789.62 (15.02%)

  Not Parked:                                                     $188,025,931.28 (64.85%)
  Parked:                                                         $96,965,994.16 (33.44%)
  Site Built:                                                     $4,958,596.76 (1.71%)

  Vanderbilt-Originated Collateral                                $213,730,954.08 (73.71%)
  21st Mortgage-Originated Collateral                             $47,131,475.95 (16.26%)
  Conseco-Originated Collateral                                   $29,088,092.17 (10.03%)

  Fixed Rate Collateral:                                          $289,950,522.20 (100.00%)
  Adjustable Rate Collateral:                                     $0.00 (0.00%)

-------------------------------------------------------------------------------------------



BEAR STEARNS                                                                 18
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


              Geographical Distribution of Manufactured Homes as of Origination

                                                       Aggregate Principal
                            Number of Contracts        Balance Outstanding              Percent
Location                     as of Cut-off Date         as of Cut-off Date          of Total Balance
-------------------       -----------------------    -----------------------      --------------------
Alabama                              235                  7,708,364.28                    2.66%
Arkansas                             132                  5,188,213.32                    1.79
Arizona                              109                  4,919,435.79                    1.70
California                           298                 13,760,252.67                    4.75
Colorado                             146                  6,352,943.76                    2.19
Connecticut                            1                     50,516.43                    0.02
Delaware                              24                  1,365,912.30                    0.47
Florida                              346                 14,567,330.38                    5.02
Georgia                              129                  5,325,622.59                    1.84
Iowa                                  28                  1,028,387.89                    0.35
Idaho                                  9                    300,082.78                    0.10
Illinois                              53                  1,869,028.45                    0.64
Indiana                               79                  3,192,708.07                    1.10
Kansas                                37                  1,426,552.22                    0.49
Kentucky                             372                 14,693,484.71                    5.07
Louisiana                            235                  8,448,886.22                    2.91
Massachusetts                          1                     78,022.85                    0.03
Maryland                              19                    950,545.92                    0.33
Maine                                  2                    115,701.80                    0.04
Michigan                             245                 11,359,805.10                    3.92
Minnesota                             60                  2,468,493.80                    0.85
Missouri                             144                  4,747,701.32                    1.64
Mississippi                          171                  5,856,991.79                    2.02
Montana                               11                    508,792.03                    0.18
North Carolina                       734                 30,374,965.93                   10.48
North Dakota                           2                    117,124.09                    0.04
Nebraska                               3                    107,076.25                    0.04
New Hampshire                          8                    314,803.45                    0.11
New Jersey                             4                    148,440.55                    0.05
New Mexico                            71                  2,522,819.29                    0.87
Nevada                                18                    849,789.69                    0.29
New York                              28                  1,718,618.92                    0.59
Ohio                                 146                  5,851,691.75                    2.02
Oklahoma                             155                  5,970,426.77                    2.06
Oregon                                33                  1,341,719.44                    0.46
Pennsylvania                          88                  3,492,269.21                    1.20
South Carolina                       421                 17,004,318.14                    5.86
South Dakota                           7                    270,804.07                    0.09
Tennessee                            864                 37,188,308.60                   12.83
Texas                              1,144                 45,460,398.16                   15.68
Utah                                  19                    818,237.30                    0.28
Virginia                             326                 15,369,790.16                    5.30
Vermont                                3                    164,332.86                    0.06
Washington                            25                  1,048,295.68                    0.36
Wisconsin                              8                    238,011.87                    0.08
West Virginia                         63                  2,218,728.73                    0.77
Wyoming                               28                  1,075,774.82                    0.37
                                   -----                --------------                  ------
Totals                             7,084                289,950,522.20                  100.00%


BEAR STEARNS                                                                 19
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


                               Origination of Contracts

                             Number of        Aggregate Principal
Year of Origination       Contracts as of     Balance Outstanding     Percent of Total
of Contracts               Cut-off Date        as of Cut-off Date          Balance
-------------------       ---------------     -------------------     ---------------
1988                             7                   44,398.34              0.02%
1989                             2                   10,003.91              0.00
1990                             3                   30,641.94              0.01
1991                             4                   28,044.35              0.01
1992                             8                   96,210.53              0.03
1993                            13                  172,727.61              0.06
1994                             3                   55,681.76              0.02
1995                             4                  125,721.13              0.04
1996                            20                  790,937.66              0.27
1997                             4                  231,356.31              0.08
1998                            34                2,200,691.06              0.76
1999                            19                  908,107.07              0.31
2000                            14                  846,024.56              0.29
2001                            20                1,274,723.69              0.44
2002                         6,408              263,700,827.15             90.95
2003                           521               19,434,425.13              6.70
                             -----              --------------            ------
Totals                       7,084              289,950,522.20            100.00%


BEAR STEARNS                                                                 20
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================



                   Distribution of Original Contract Amounts

                                     Number of
                                    Contracts as      Aggregate Principal
  Distribution of Original           of Cut-off       Balance Outstanding        Percent of Total
  Amounts                               Date          as of Cut-off Date             Balance
-------------------------------------------------------------------------------------------------------
  $0.01 - $10,000.00                     105               821,029.01                0.28%
  $10,000.01 - $20,000.00                770            12,111,872.56                 4.18
  $20,000.01 - $30,000.00              1,614            40,474,141.78                13.96
  $30,000.01 - $40,000.00              1,576            54,502,528.09                18.80
  $40,000.01 - $50,000.00              1,024            45,702,378.89                15.76
  $50,000.01 - $60,000.00                805            44,100,115.83                15.21
  $60,000.01 - $70,000.00                522            33,695,886.94                11.62
  $70,000.01 - $80,000.00                306            22,827,097.73                 7.87
  $80,000.01 - $90,000.00                178            15,061,781.70                 5.19
  $90,000.01 - $100,000.00                87             8,213,204.39                 2.83
  $100,000.01 - $110,000.00               42             4,407,402.83                 1.52
  $110,000.01 - $120,000.00               24             2,725,874.75                 0.94
  $120,000.01 - $130,000.00                9             1,110,074.54                 0.38
  $130,000.01 - $140,000.00                6               746,209.80                 0.26
  $140,000.01 +                           16             3,450,923.36                 1.19
                                       -----           --------------              -------
  Total:                               7,084           289,950,522.20              100.00%


BEAR STEARNS                                                                 21
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.

                                                              [GRAPHIC OMITTED]
Vanderbilt Mortgage Finance, Inc.
Senior/Subordinated Pass-Through Certificates, Series 2003-A
===============================================================================


                 Distribution of Original Loan-to-Value Ratios

                                                   Aggregate Principal
    Original                Number of Contracts    Balance Outstanding     Percent of Total
    Loan-to-Value Ratios     as of Cut-off Date     as of Cut-off Date          Balance
    --------------------    -------------------    -------------------     ----------------
    0.01% - 40.00%                   96                 2,116,021.33             0.73%
    40.01% - 50.00%                 127                 4,004,176.39              1.38
    50.01% - 60.00%                 342                13,207,197.80              4.55
    60.01% - 70.00%                 764                33,102,988.35             11.42
    70.01% - 80.00%               1,066                49,795,795.32             17.17
    80.01% - 90.00%               2,082                82,936,066.43             28.60
    90.01% - 100.00%              2,607               104,788,276.58             36.14
                                  -----               --------------           -------
    Total                         7,084               289,950,522.20           100.00%




                               Cut-off Date Contract Rates

                                                   Aggregate Principal
    Cut-off Date Contracts  Number of Contracts    Balance Outstanding     Percent of Total
    Rate                     as of Cut-off Date     as of Cut-off Date          Balance
    ----------------------  -------------------    -------------------     ----------------
     5.001% - 6.000%                102                 7,203,413.39             2.48%
     6.001% - 7.000%                276                20,044,394.88              6.91
     7.001% - 8.000%                371                23,686,974.94              8.17
     8.001% - 9.000%                878                42,854,039.65             14.78
     9.001% - 10.000%             1,306                59,334,934.62             20.46
     10.001% - 11.000%            1,969                66,535,197.14             22.95
     11.001% - 12.000%              856                29,592,477.14             10.21
     12.001% - 13.000%              505                15,217,194.34              5.25
     13.001% - 14.000%              468                14,631,390.28              5.05
     14.001% - 15.000%              215                 6,252,195.32              2.16
     15.001% - 16.000%               80                 2,738,782.20              0.94
     16.001% - 17.000%               39                 1,326,062.78              0.46
     17.001% - 18.000%               16                   490,562.35              0.17
     18.001% - 19.000%                3                    42,903.17              0.01
                                  -----               --------------           -------
     Total                        7,084               289,950,522.20           100.00%



                         Remaining Months to Maturity

                                                   Aggregate Principal
    Remaining Months to     Number of Contracts    Balance Outstanding     Percent of Total
    Maturity                 as of Cut-off Date     as of Cut-off Date          Balance
    ----------------------  -------------------    -------------------     ----------------


     0 - 60                         150                2,771,623.20              0.96%
     61 - 120                     1,144               27,026,849.91               9.32
     121 - 180                    2,045               64,698,701.21              22.31
     181 - 240                    2,120               98,056,558.52              33.82
     241 - 300                      835               50,729,058.86              17.50
     301 - 360                      789               46,642,324.95              16.09
     360 +                            1                   25,405.55               0.01
                                  -----               --------------           -------
     Total                        7,084              289,950,522.20            100.00%






BEAR STEARNS                                                                 22
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns
& Co. Inc.